UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 25, 2003



                     SUPERIORCLEAN, INC.
   ------------------------------------------------------
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Nevada                       88-0492605
------------------------------  ----------------------------
 (STATE OR OTHER JURISDICTION          (IRS EMPLOYER
              OF                    INDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


SEC File Number:  000-49815



 10011-123 St. NW, Suite 2303
 Edmonton, Alberta, Canada                 N7V 1X4
------------------------------  ----------------------------
    (Address of Principal                (Zip Code)
      Executive Offices)

  Registrant's telephone number, including area code: (519) 541-1564


                             N/A
                        -------------
    (Former Name or Former Address, if Changed Since Last Report)


1183 S. Huron Street, Denver,
           Colorado                        80223
------------------------------  ----------------------------
    (Address of Principal                (Zip Code)
      Executive Offices)

(303) 933-3000




PAGE-1-




Item 1. Changes in Control of Registrant.

     (a) If, to the knowledge of management, a change in control of the registrant has occurred, state the name of the person(s) who acquired such control: Mr. Aldo Rotondi and Nevada Fund, Stephen Brock, Principal.

     the amount and the source of the consideration used by such person(s): $150,000. $10,000 from personal funds and remainder used solely to purchase Nevada Fund shares from note to company from Nevada Fund only.

     the basis of the control: Purchase of 5,000,000 shares, constituting more than 50% of the issued and outstanding common stock the date and a description of the transaction(s) which
resulted in the change in control:     February 25, 2003.


     Two Agreements:
     -----------------


Agreement made as of the twenty-fifth day of February, 2003 between SuperiorClean, Inc., a Nevada corporation
("SuperiorClean") and Nevada Fund ("Fund") and Aldo Rotondi or assigns ("Aldo").

1. SuperiorClean will sell 5,000,000 shares of common stock of SuperiorClean to Fund and Rotondi or assigns at a price of $0.03 per share for the following consideration:

     $150,000.00, payable as follows:

       1. $5,000 upon execution of the Letter of Intent,

       2. $5,000 upon execution of the definitive Agreement or after 30 days from the date of the signing of the Letter of Intent whichever is later,

       3. the remaining $140,000 will be payable in the form of a non interest bearing note from Nevada Fund due in 90 days from February 25, 2003, the note is extendible for a period of 60 days at the discretion of the maker. The amount of this note shall be reduced by any amount which may be set off under a note due Micah Gautier of even date herewith under the following agreement.

The shares shall be divided between Fund and Aldo as mutually agreed.




PAGE-2-



2. Prior to closing, Aldo shall be elected to the Board of Directors of SuperiorClean to fill the vacancy created by Gautier's resignation. Thereafter, Aldo will be the sole director and officer of SuperiorClean.

Agreement made as of the twenty-fifth day of February, 2003 between SuperiorClean, Inc., a Nevada corporation ("SUCN") and Micah Gautier ("Gautier").

1. SUCN will purchase 5,800,000 issued and outstanding shares of SUCN from Gautier, constituting all but 200,000 shares of SUCN owned by Gautier, for the following consideration:

     $150,000.00, payable as follows:

       1. $5,000 previously paid,

       2. $5,000 paid upon execution.

       3. the remaining $140,000 will be payable in the form of a non interest bearing note due in 90 days after February 25, 2003, the note is extendible for a period of 60 days at the discretion of SUCN.

Gautier owns this stock free and clear of all liens, claims or encumbrances and has the full right and power to sell this stock back to SUCN as contemplated in this Agreement.

2. Gautier agrees to a termination of his Employment Agreement with SUCN dated _____, if applicable and a release of all liabilities associated therewith or otherwise in connection with his employment by SUCN, subject to all provisions of federal and state law concerning notice and opportunity to rescind, incorporated by reference herein.

3. Prior to closing, Gautier shall elect Aldo Rotondi to the Board of Directors of SUCN to fill the vacancy created by Gautier's resignation. Thereafter, Rotondi will be the sole director and officer of SUCN.

To the extent SuperiorClean or its officers, directors or principal shareholders suffer any claim, loss, liability or damage as a result of any of the foregoing not being true or accurate in any respect, they may set off any amounts due as a result of the foregoing against the Note specified without any further action.

Item 2. Acquisition or Disposition of Assets.

As additional consideration for the purchase of the shares from Gautier, subject to shareholder approval under Nevada law and the filing and mailing of an information statement on Schedule 14C, Gautier shall be sold the Franchise Assets of SuperiorClean set forth in the Agreement.

ITEM 7.  EXHIBITS

     Exhibit 10



PAGE-3-



Agreement made as of the twenty-fifth day of February, 2003 between SuperiorClean, Inc., a Nevada corporation ("SuperiorClean") and Nevada Fund ("Fund") and Aldo Rotondi or assigns ("Aldo").

Agreement made as of the twenty-fifth day of February, 2003 between SuperiorClean, Inc., a Nevada corporation ("SUCN") and Micah Gautier ("Gautier").


                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SuperiorClean, Inc.
                --------------------------------
                          (Registrant)

By: /s/ Aldo Rotondi
   --------------------
Aldo Rotondi, President

  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature               Title                  Date
   ------------            ---------             ----------

  /s/ Aldo Rotondi         President           February 28, 2003
  ----------------
    Aldo Rotondi























PAGE-4-